NEWS RELEASE

FOR IMMEDIATE RELEASE

BioScrip UPSIZES AND PRICES SECONDARY PUBLIC OFFERING OF COMMON STOCK

ELMSFORD, N.Y. – (PRNewswire) – August 14, 2013 – BioScrip®, Inc. (NASDAQ: BIOS) (“BioScrip”) announced today the upsizing and pricing of the previously announced registered underwritten public offering of its common stock. The size of the offering has been upsized from the previously announced 6,800,000 shares to 6,895,873 shares, all of which will be sold by selling stockholders. The underwriter of this offering has been granted an option, exercisable within 30 days, to purchase up to an additional 1,020,000 shares of common stock from the selling stockholders on the same terms and conditions. BioScrip will not receive any of the proceeds from the initial sale of the shares of common stock or the sale of any additional shares pursuant to the option.

The offering is expected to close on or about August 19, 2013, subject to customary closing conditions.

Morgan Stanley & Co. LLC is acting as the sole underwriter of the offering.

A shelf registration statement, including a prospectus, with respect to the offering was previously filed by BioScrip with the Securities and Exchange Commission (“SEC”) and became effective on April 4, 2013. A preliminary prospectus supplement relating to the offering has been filed with the SEC. The offering is being made only by means of a prospectus supplement and the accompanying base prospectus. When available, copies of the prospectus supplement and the accompanying prospectus relating to these securities may be obtained without charge from Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014, by calling (866) 718-1649 or (917) 606-8474 or by emailing prospectus@morganstanley.com. A copy of the prospectus supplement and the accompanying base prospectus may also be obtained without charge by visiting the SEC website at www.sec.gov.

This press release is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any security, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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About BioScrip

BioScrip, Inc. provides comprehensive infusion and home care solutions. By partnering with patients, physicians, healthcare payors, government agencies and pharmaceutical manufacturers, BioScrip is able to provide access to infusible medications and management solutions. BioScrip’s goal is to optimize outcomes for chronic and other complex healthcare conditions and enhance the quality of patient life. BioScrip brings clinical competence in providing high-touch, comprehensive infusion and nursing services to patients in the most convenient ways possible. Through its customer services and treatments BioScrip aims to ensure the best possible therapy outcome.

Forward-Looking Statements

This press release includes statements that may constitute "forward-looking statements" conveying management's expectations as to the future based on current plans, estimates and projections. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, forward-looking statements can be identified by words such as "may," "should," "could," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "predict," "potential," "continue" or comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and, because such statements inherently involve risks and uncertainties, actual results may differ materially from those in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. BioScrip does not undertake any duty to update these forward-looking statements after the date hereof, even though BioScrip's situation may change in the future, except, with respect to the offering, as required by law. All of the forward-looking statements herein are qualified by these cautionary statements.

Contacts:

Hai Tran

BioScrip, Inc.

952-979-3768

Lisa Wilson

In-Site Communications, Inc.

212-759-3929